Second Quarter 2010 Earnings Conference Call

Presentation Material & Supplemental Data

July 29, 2010

MEMC

TECHNOLOGY IS BUILT ON US

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2009 Form 10-K and Q1 2010 Form 10-Q, in addition to the risks and uncertainties described on page 12 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Q2 Results: Summary

	Three Months Ended,		
	Jun. 2010	Mar. 2010	Jun. 2009
Net Sales	$ 448.3	$ 437.7	$ 282.9
Gross Profit	$ 76.9	$ 59.3	$ 34.9
Gross Profit%	*17.2%*	*13.5%*	*12.3%*
Insurance Recovery	$ 11.9	$ -	$ -
Operating Expenses	$ 85.5	$ 74.6	$ 58.0
Operating Income (Loss)	$ 3.3	$ (15.3)	$ (23.1)
Other (Income) & Expense	$ (2.8)	$ 10.4	$ (6.2)
Decline (increase) in Fair Value of Warrant	$ 6.8	$ 5.3	$ (10.1)
Pre-tax Income (Loss)	$ (0.7)	$ (31.0)	$ (6.8)
Income Tax Benefit	$ 16.1	$ 14.6	$ 9.7
Equity in Earnings of JV & Min. Interest	$ (1.6)	$ 6.8	$ (1.5)
Net Income (Loss)	$ 13.8	$ (9.6)	$ 1.4
Diluted EPS - GAAP	$ 0.06	$ (0.04)	$ 0.01
Weighted Avg. Diluted Shares	228.0	226.8	224.0

$ millions, unaudited

Positive Trend in Profitability…More Improvement Planned

MEMC
TECHNOLOGY IS BUILT ON US

Q2 Results: Semiconductor Materials

Net Sales


300
0
146
174
208
219
250
Q209
Q309
Q409
Q110
Q210

- Sequential increase 13.8%
  - Modest wafer volume growth
  - High single-digit price increase
- YOY increase 71.4%
  - Significant increase in wafer volumes
  - High single-digit price increase

Segment Margin


20
-90
(47)
(75)
(10)
(8)
24
Q209
Q309
Q409
Q110
Q210

- Sequential increase of $32M and YOY increase of $71M
  - Higher wafer volumes
  - Higher pricing
  - Improved productivity and fixed cost absorption
  - Insurance recovery

$ millions, unaudited

Steady Margin Recovery…Return to Profitability

MEMC
TECHNOLOGY IS BUILT ON US

Q2 Results: Solar Materials

Net Sales



200
0
137
136
145
158
168
Q209
Q309
Q409
Q110
Q210

- Sequential increase 6.5%
  - Higher pricing
- YOY increase 22.4%
  - Significantly higher wafer volumes
  - Partially offset by lower pricing

Segment Margin



100
0
53
31
32
12
19
Q209
Q309
Q409
Q110
Q210

- Sequential increase by $7M
  - Higher pricing
  - Partially offset by higher tolling cost
  - Insurance recovery
- YOY decrease by $34M
  - Higher tolling costs
  - Lower pricing

$ millions, unaudited

Balancing Economics…Continue to Accelerate Strategic Solution

MEMC
TECHNOLOGY IS BUILT ON US

Q2 Results: Solar Energy (SunEdison)

Net Sales



Energy Sales
Project Sales
75
0
61
31
11
NA
NA
Q409*
Q110
Q210

	Q409*	Q110	Q210
MW Interconnected:	14.5	10.9	3.8
MW Sold Direct:	-	6.7	2.8

* Q4 09 includes pre-acquisition.

- Sequential decrease $30M
  - Driven by lower direct sales in Q2
- Under Construction 111.5MW

Segment Margin



10
-10
7
(4)
NA
NA
NA
Q209
Q309
Q409
Q110
Q210

- Sequential decrease by $11M
  - Driven by lower revenue

$ millions, unaudited

Variability in Reported Results…Poised for 2nd Half Ramp

MEMC
TECHNOLOGY IS BUILT ON US

Free Cash Flow Walk

	Three Months Ended Jun. 2010	Three Months Ended Mar. 2010	Year to Date Jun. 2010
Net Income (Loss) to MEMC	**$ 13.8**	**$ (9.6)**	**$ 4.2**
Depreciation & Amortization	$ 38.6	$ 37.5	$ 76.1
Stock Based Compensation	$ 18.1	$ 10.9	$ 29.0
Working Capital & Other	$ 48.3	$ (148.9)	$ (100.6)
Cash flows from operating activities	**$ 118.8**	**$ (110.1)**	**$ 8.7**
Capital Expenditures	$ (94.9)	$ (46.2)	$ (141.1)
Construction of Solar Energy Systems	$ (66.8)	$ (44.9)	$ (111.7)
Proceeds from Financing and Capital Lease Obligations	$ 33.8	$ 72.8	$ 106.6
Repayments of Financing and Capital Lease Obligations	$ (12.2)	$ (3.6)	$ (15.8)
Free Cash Flow	**$ (21.3)**	**$ (132.0)**	**$ (153.3)**

$ millions, unaudited

Solid Operating Cash Flows…Backend Loaded FCF Plan

MEMC
TECHNOLOGY IS BUILT ON US

2010 Guidance Update

	Original Guidance (Feb. 2010)*	1st Half Actual Results	Current Expectations
Revenue ($millions)	$1,750-$1,850	$886	Exceed high-end of range
EPS	$0.70-$0.80	$0.02	Below guided range
Free Cash Flow ($millions)	Positive	($153)	Dependent on SunEdison project timing

* Did not contemplate warrant revaluation, Solaicx acquisition or Rovigo project.

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: Semiconductor Materials



Total Revenue
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Op Profit
Total Cost
Market Wafer Price

2nd Half Outlook

Revenue:

- Demand remains robust
- Record production volumes
- Modestly higher prices

Profitability:

- Continued productivity improvement
  - Cost roadmaps
- Global repositioning efforts
- Modestly higher prices

Extending the Improving Trend

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: Solar Materials



1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Total Cost
Op Profit
Market Wafer Price
Total Revenue

2nd Half Outlook

Revenue:

- Sequentially higher wafer volumes
- Modest price increase from 1st half

Profitability:

- Continued productivity improvement
  - Cost roadmaps
  - Poly volumes
- Lower conversion costs from diversification and partnering
- Improving price cost dynamic

Productivity and Partnering Enable Higher Profitability

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: SunEdison

1st Half Accomplishments

- Interconnected: 14.7MW
  - Direct Sale: 9.5MW
  - Sales-leaseback / Other: 5.2MW
- Delivered positive segment margin
- MW under Construction: 111.5MW
- Closed First Reserve JV Framework Agreement
- Installed systems energy production at 101% of commitment
- Launched China, India and Korea development efforts

2nd Half Outlook

Revenue:

- Interconnect ~150MW for full year including Rovigo
- 65% direct sales
- Building backlog for 2011 and beyond

Profitability:

- Higher direct sales mix
- Solid project returns

Free Cash Flow:

- Construction financing
- Project sale timing

Big 2nd Half…Execution is Key

MEMC
TECHNOLOGY IS BUILT ON US

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that after considering first half results, the company expects to exceedpreviously provided guidance for 2010 revenue of $1.75 billion to $1.85 billion; that the company expects to generate EPS below the previously guided range of $0.70 to $0.80; that the company expects to achieve previous guidance for positive free cash flow in 2010, based on current expectations of the timing of SunEdison projects; that we expect demand to remain robust in our Semiconductor Materials segment for the second half of 2010, with modestly higher prices; that our continued focus on productivity improvement and global repositioning efforts should support improved profitability in the Semiconductor Materials segment; that we expect higher volumes in our Solar Materials segment in the second half of 2010,with a modest price increase from the 2010 first half; that we expect lower conversion costs, continued productivity improvement and an improving price-cost dynamic to drive continued profitability improvement in the Solar Materials segment for the remainder of the year; that we expect SunEdison to interconnect approximately 150MW in 2010; and that we expect approximately 65% of SunEdison's revenues in the second half of 2010 to be direct sales, resulting in greater profitability and generating positive free cash flow. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; changes to accounting interpretations or accounting rules; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, including the ability of our customers to pay their debts as they become due; our ability to realize the benefits of announced closing and restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the SunEdison acquisition, the Solaicx acquisition and future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US